                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                               -----------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACTION OF 1934

     Date of Report (Date of earliest event reported):  February 10, 1998


                            EARTHLINK NETWORK, INC.
            ------------------------------------------------------
            (Exact Name of registrant as Specified in its Charter)


        DELAWARE                       000-20799                 95-4481766
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


3100 NEW YORK DRIVE, SUITE 210, PASADENA, CA                        91107
--------------------------------------------                 ------------------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code: (626) 296-2400

                                NOT APPLICABLE
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

     On February 10, 1998, EarthLink Network, Inc. (the "Company"), Sprint Corporation ("Sprint"), an affiliate of Sprint, Sprint Communications Company L.P. ("Sprint L.P."), and an entity created by the Company, Dolphin, Inc. ("Newco"), entered into an Investment Agreement (the "Investment Agreement"). The Investment Agreement contemplates a strategic relationship in the area of Internet access and related services, and addresses the terms and conditions of a proposed investment by Sprint in the Company and related transactions. Pursuant to the Investment Agreement, Sprint proposes to make a tender offer to purchase 1,250,000 shares of Common Stock of the Company, $.01 par value ("Common Stock"), for an aggregate cash consideration of $56,250,000, at a price per share of Common Stock of $45 net to each seller in cash (the "Offer"), upon the terms and subject to the conditions set forth in the Investment Agreement. The Board of Directors of the Company has approved the Offer and the other transactions contemplated by the Investment Agreement, and recommends that the Company's stockholders who wish to receive cash for their shares of Common Stock accept the Offer.

     Immediately following the closing of the Offer, Sprint L.P. proposes to purchase 4,102,941 shares of Series A Convertible Preferred Stock, par value $.01 per share of Newco (the "Convertible Preferred Stock"), in exchange for (i) aggregate cash consideration of $23,750,000, (ii) the assignment to Newco of 100% of Sprint L.P.'s "Sprint Internet Passport" subscribers and (iii) entering into a network agreement whereby Newco and the Company will utilize Sprint's long-distance network under specified terms and conditions. In addition, Sprint will enter into a marketing and distribution agreement whereby Newco and the Company will utilize the Sprint brand under specified terms and conditions and will, among other things, have the right to use Sprint distribution channels under specified terms and conditions and agree to sell certain Sprint products. Sprint will also provide Newco and the Company, as co-borrowers, with up to $25,000,000 of convertible senior debt financing on or after the closing of the transaction, with such amount to increase to up to $100,000,000 over time, such indebtedness to be evidenced by one or more Convertible Senior Promissory Notes (the "Convertible Notes").

     The closing of the acquisition of the Convertible Preferred Stock and the other transactions referred to above other than the Offer will take place concurrently with a merger of a wholly-owned subsidiary of Newco into the Company (the "Merger"), and the conversion of each share of Common Stock outstanding into one share of common stock of Newco, par value $.01 per share ("Newco Common Stock") pursuant to the Merger, in each case upon the terms and subject to the conditions set forth in the Investment Agreement and the ancillary agreements. Upon consummation of the Merger, the Company, as the corporation surviving the Merger, will be a wholly-owned subsidiary of Newco. Newco will make application to have the Newco Common Stock included in The Nasdaq National Market.

     Consummation of the Offer and the other transactions contemplated by the Investment Agreement and the ancillary agreements is subject to certain conditions, including (i) expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and (ii) the approval by the Company's stockholders of the Merger, the issuance and sale of the Convertible Preferred Stock, the Convertible Notes and the Newco Common Stock issuable upon conversion of the Convertible Preferred Stock and the Convertible Notes and any related
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matters that must be approved by the holders of Common Stock or Newco Common
Stock in order for the transactions contemplated by the Investment Agreement or any ancillary agreement to be consummated (collectively, the "Company Stockholder Vote Matters").

     To induce Sprint and Sprint L.P. to enter into the Investment Agreement and the ancillary agreements, and to consummate the transactions contemplated thereby, certain stockholders of the Company executed and delivered to Sprint and Sprint L.P. an Agreement to Vote Stock, which obligates the parties thereto to vote shares of Common Stock held by them in favor of the Company Stockholder Vote Matters, and certain other stockholders of the Company executed and delivered to Sprint and Sprint L.P. an Agreement to Vote and Tender Stock, which obligates the parties thereto to tender shares of Common Stock held by them to Sprint and to vote such stock in favor of the Company Stockholder Vote Matters.

     In connection with the Investment Agreement, the Company, Newco, Sprint and Sprint L.P. entered into a Governance Agreement, which will take effect upon the closing of the transactions contemplated by the Investment Agreement. The Governance Agreement establishes certain terms and conditions concerning the corporate governance of Newco upon consummation of the transactions contemplated by the Investment Agreement, the acquisition and disposition of equity securities of Newco by Sprint, Sprint L.P. and any of their respective affiliates (collectively, "Affiliated Equity Holders"), the rights of Sprint to make offers to purchase all of the outstanding securities of Newco not owned by Affiliated Equity Holders and the rights of the Board of Directors of Newco to receive and entertain offers to effect "business combinations" (as defined in the Governance Agreement). The Company and certain of its stockholders have entered into a Stockholders' Agreement with Sprint and Sprint L.P., which obligates such stockholders, under certain terms and conditions described therein, to take action in support of the Company's obligations to Sprint and Sprint L.P. under the Governance Agreement.

     The Offer and the other transactions contemplated by the Investment Agreement and the ancillary agreements are expected to be consummated during the second quarter of 1998.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (A)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED:

          Not Applicable

     (B) THE FOLLOWING PRO FORMA FINANCIAL INFORMATION AND EXHIBITS ARE FILED AS PART OF THIS REPORT:

          Not Applicable

     (C)  EXHIBITS

          The following exhibits are filed herewith in accordance with the provisions of Item 601 of Regulation S-K.
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EXHIBIT NO.  DESCRIPTION OF EXHIBIT
-----------  ----------------------

2.1 Investment Agreement dated as of February 10, 1998, among Sprint Corporation, a Kansas corporation, Sprint Communications Company L.P., a Delaware limited partnership, Dolphin, Inc., a Delaware corporation, Dolphin Sub, Inc., a Delaware corporation, and EarthLink Network, Inc., a Delaware corporation.

10.1 Governance Agreement, dated as of February 10, 1998, among Sprint Corporation, a Kansas corporation, Sprint Communications Company L.P., a Delaware limited partnership, Dolphin, Inc., a Delaware corporation, and EarthLink Network, Inc., a Delaware corporation.

10.2 Proposed form of Certificate of Designation, Preferences and Rights of Series A Convertible Preferred Stock of Dolphin, Inc.

10.3 Credit Agreement, dated as of February 10, 1998, between Dolphin, Inc., a Delaware corporation, and EarthLink Network, Inc., a Delaware corporation, as Borrowers, and Sprint Corporation, a Kansas corporation, as Lender.

99.1 Registration Rights Agreement, dated as of February 10, 1998, among Dolphin, Inc., a Delaware corporation, Sprint Corporation, a Kansas corporation, and Sprint Communications Company L.P., a Delaware limited partnership.

99.2 Stockholders' Agreement, dated as of February 10, 1998, among EarthLink Network, Inc., a Delaware corporation, Dolphin, Inc., a Delaware corporation, Sprint Corporation, a Kansas corporation, Sprint Communications Company L.P., a Delaware limited partnership, and the persons identified on Schedule I thereto.

99.3 Agreement to Vote Stock, dated as of February 10, 1998, among the Granting Stockholders named on Schedule A thereto, Sprint Corporation, a Kansas corporation and Sprint Communications Company L.P., a Delaware limited partnership.

99.4 Agreement to Vote and Tender Stock, dated as of February 10, 1998, among the Granting Stockholders named on Schedule A thereto, Sprint Corporation, a Kansas corporation and Sprint Communications Company, L.P., a Delaware limited partnership.

                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        EARTHLINK NETWORK, INC.

                                        /s/ Charles G. Betty
Date:   February 13, 1998               -------------------------------------
                                        Charles G. Betty,
                                        President and Chief Executive Officer
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                                 EXHIBIT INDEX

EXHIBIT NO.  DESCRIPTION OF EXHIBIT
-----------  ----------------------

2.1 Investment Agreement dated as of February 10, 1998, among Sprint Corporation, a Kansas corporation, Sprint Communications Company L.P., a Delaware limited partnership, Dolphin, Inc., a Delaware corporation, Dolphin Sub, Inc., a Delaware corporation, and EarthLink Network, Inc., a Delaware corporation.

10.1 Governance Agreement, dated as of February 10, 1998, among Sprint Corporation, a Kansas corporation, Sprint Communications Company L.P., a Delaware limited partnership, Dolphin, Inc., a Delaware corporation, and EarthLink Network, Inc., a Delaware corporation.

10.2 Proposed form of Certificate of Designation, Preferences and Rights of Series A Convertible Preferred Stock of Dolphin, Inc.

10.3 Credit Agreement, dated as of February 10, 1998, between Dolphin, Inc., a Delaware corporation, and EarthLink Network, Inc., a Delaware corporation, as Borrowers, and Sprint Corporation, a Kansas corporation, as Lender.

99.1 Registration Rights Agreement, dated as of February 10, 1998, among Dolphin, Inc., a Delaware corporation, Sprint Corporation, a Kansas corporation, and Sprint Communications Company L.P., a Delaware limited partnership.

99.2 Stockholders' Agreement, dated as of February 10, 1998, among EarthLink Network, Inc., a Delaware corporation, Dolphin, Inc., a Delaware corporation, Sprint Corporation, a Kansas corporation, Sprint Communications Company L.P., a Delaware limited partnership, and the persons identified on Schedule I thereto.

99.3 Agreement to Vote Stock, dated as of February 10, 1998, among the Granting Stockholders named on Schedule A thereto, Sprint Corporation, a Kansas corporation and Sprint Communications Company, L.P., a Delaware limited partnership.

99.4 Agreement to Vote and Tender Stock, dated as of February 10, 1998, among the Granting Stockholders named on Schedule A thereto, Sprint Corporation, a Kansas corporation and Sprint Communication Company, L.P., a Delaware limited partnership.